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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                  JULY 19, 2005
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                             MARKET INTEGRITY, INC.
             (Exact name of registrant as specified in its charter)

                                     0-28673
                            (Commission File Number)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   86-0972808
                      (IRS Employer Identification Number)

                          2920 N. SWAN ROAD, SUITE 207
                              TUCSON, ARIZONA 85712
               (Address of principal executive offices) (ZIP Code)

                              JONATHAN ROBERTS, CEO
                             MARKET INTEGRITY, INC.
                          2920 N. SWAN ROAD, SUITE 207
                              TUCSON, ARIZONA 85712
                     (Name and address of agent for service)

                                 (520) 319-6106
          (Telephone number, including area code of agent for service)

                                 FORMER ADDRESS
                           2920 N. Swan Road Suite 206
                                Tucson, AZ 85712
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          -------------------------------------------------------------


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS. On July 18, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Dan Hodges, the Chief Executive Officer and Director, submitted his resignation as Chief Executive Officer and Director for personal reasons. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Jonathan Roberts to serve as Chief Executive Officer and Director. Mr. Roberts was elected as Chief Executive Officer and Director and Mr. Roberts has accepted both appointments. His biographical information is:

         Mr. Roberts 47 years of age has over 25 years experience in business management with expertise in mergers, acquisitions, and marketing. He has a proven track record of taking viable business and financial models to a national level through mergers, acquisitions and organic growth. Mr. Roberts attended Brophy College Preparatory, 1972-1976, Phoenix College, 1976-1978, and Arizona State University, 1978-1980. Major areas of study included, business management, marketing and finance. From 1980 through 1982, Mr. Roberts enrolled in a variety of graduate courses focusing on marketing and management.

         From 1993 through present, Mr. Roberts has been the General Manager of R K Management Group L.C., a consulting firm and holding company. Mr. Roberts has consulted local, national and international businesses and local city government in the areas of real estate investment, privatization, management, marketing and trading securities in the public sector.

         From 1994 through 1998, Mr. Roberts was the President and CEO of Unigas E&P, Inc., fka Cronus Corporation, a publicly traded natural resource company. He managed the acquisition and merger of the company with a public corporation and stayed on as president through the development stage of the company.

         Currently, Mr. Roberts is also the managing partner and owner of Keval Cole Partners, LLC which owns an operating interest in Fanestra Ltd., United Marketing Concepts, Inc., and Medical Practice Solutions, Inc.

On July 18, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Kishor Joshi to fill a vacancy on the Board. Mr. Joshi was elected as a Secretary and Treasurer and Mr. Joshi has accepted this appointment. His biographical information is:

         A 41 year old Professional IT Management Consultant with over 15 years experience in Information Technology. Worked with leading 'Blue Chip' companies on various projects at both strategic and user levels. He has accumulated a wealth of knowledge and experience in both industry and commerce. Specializing in delivering the highest levels of services from overseas (India, China, Hong Kong, Malaysia etc), to UK companies. Showing how companies can achieve up to 40% cost savings on projects over conventional methods and proving it. Assisting companies to review their current processes and show how substantial savings to the bottom line can be achieved by using offshore capabilities, without manipulating others costs. Mr. Joshi graduated with a degree in Physics from Liverpool (UK). His final year paper was published in World Technical and Research journals on synchrotron radiation. Mr. Joshi then went on to obtain a Masters of Business Administration (MBA) at Manchester (one of the top 5 in Europe) with distinctions in Marketing, Finance, Strategy and Global Operations.

On July 18, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Dennis Bartlett to fill a vacancy on the Board. Mr. Bartlett was elected as a director and Mr. Bartlett has accepted this appointment. His biographical information is:

         A Certified Public Accountant (CPA) with over 30 years of experience in systems, monitoring, evaluations, and investments. Graduated with a Bachelors of Science Administration from the University of Michigan in 1975. The sole proprietor of a Certified Public Accounting Firm of J. Dennis Bartlett, CPA, PC, since 1984. Mr. Bartlett specializes in both public accounting and work in industry. In public accounting, he has worked with small to medium sized, closely-held businesses, providing both compiled and reviewed financial statements as well as income tax preparation. Additionally, he is an active member of the Arizona

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         Society of Certified Public  Accountants and the American  Institute of
         Certified Public Accountants.

On July 18, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Joel Thompson to fill a vacancy on the Board. Mr. Thompson was elected as a director and Mr. Thompson has accepted this appointment. His biographical information is:

         Dr. Thompson is a practicing Orthopedic surgeon specializing in shoulder, elbow and hand surgery in Tucson, Arizona. Fellowship trained at the University of Florida as well as a graduate of the University of Arizona, College of Medicine in 1996. Dr. Thompson completed his residency in Orthopedic surgery at the University of Arizona, Health Sciences Center in 2001. He is certified by both the American Board of Medical Specialties and Arizona Medical Board as a specialist in Orthopedic Surgery. Additionally, Dr. Thompson is on the Board of Directors of Northwest Tucson Surgery Center. He is an avid cyclist who enjoys competing in various cycling events in his spare time.

On July 18, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Thomas Nieman to fill a vacancy on the Board. Mr. Nieman was elected as a director and Mr. Nieman has accepted this appointment. His biographical information is:

         Thomas  Nieman,  a licensed  commercial  real estate  agent since 1977, possesses a diverse background in brokerage, development and management. He acquired a Bachelors of Science in Business Administration from the University of Arizona in 1981. Mr. Nieman worked with the Del E. Webb Corporation in Arizona through 1983, responsible for resort properties management, office building leasing and management Having joined Grubb & Ellis Company in 1983, to specialize in retail properties, Mr. Nieman was subsequently recruited to Florida by JMB/Federated Realty and was responsible for retail leasing throughout the east and southeast United States. Returning to Tucson in 1987, he became the General Manager and Leasing Representative for Foothills Mall, owned by Eastdil Realty Advisors. Between 1992 and 1995, Mr. Nieman pursued professional ultradistance bicycling opportunities and after setting three national records and a world record, re-entered commercial real estate brokerage. Mr. Nieman joined PICOR in September of 1995, focusing on the office, medical and investment markets. He excels in providing the best solutions to the real estate requirements of owners, developers, tenants and users. Mr. Nieman is also active in identifying and promoting prime development opportunities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tucson, Arizona, on the 19th day of July, 2005.

                               Market Integrity, Inc.


                               By:
                               -------------------------------------------------
                                     Jonathan Roberts, Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBITS
              None.